UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 23, 2014

EARTH SCIENCE TECH, INC.
(Exact name of registrant as specified in charter)

Nevada	45-4267181
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2255 Clades Road, Suite 324A Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 988-8424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

 On December 23, 2014, Earth Science Tech, Inc. entered into an addendum to the Founders Agreement wherein Majorca agreed to (a) insert over 3000 linked sites for the Company’s leafstrain.com website, and (b) continue consulting with Earth Science Tech and bringing to the Company other types of contracts and business that will enhance the value of Earth Science Tech, such as retail outlets.  In exchange for entry into the Addendum to the Founders Agreement, Earth Science Tech issued Majorca Group, Ltd. a total of 5,200,000 Series A Preferred Shares.

(c) Exhibits

Exhibit No.	Description
10.1	Addendum to Founders Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

By:	/s/ Harvey Katz
Harvey Katz
Chief Executive Officer

Date:   March 29, 2015